SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 8, 2003

                        SERVICE CORPORATION INTERNATIONAL
             (Exact name of registrant as specified in its charter)

           Texas                     1-6402-1                  74-1488375
(State or other jurisdiction       (Commission             (I. R. S. employer
      of incorporation)            file number)          identification  number)

   1929 Allen Parkway, Houston, Texas                            77019
(Address of principal executive offices)                       (Zip code)

      Registrant's telephone numbers, including area code - (713) 522-5141

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Item 5. Other Events

On May 8, 2003, Service Corporation International, a Texas corporation (the "Company"), announced the election of Alan R. Buckwalter, III to the Company's Board of Directors and the retirement of E.H. Thornton, Jr., as more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

      (c) Exhibits.

            99.1 Press release dated May 8, 2003, issued by the Company.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 8, 2003                            SERVICE CORPORATION INTERNATIONAL

                                       By: /s/ Eric D. Tanzberger
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                                       Eric D. Tanzberger
                                       Vice President and Corporate Controller


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                                  Exhibit Index

  Exhibit Number                     Description
  --------------                     -----------

      99.1 Press release, dated May 8, 2003, issued by Service Corporation International


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